UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     October 16, 2003



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                             1-9532                  13-1964841
(State or other jurisdiction      (Commission       (IRS Employer Identification
 of Incorporation)                File Number)                 Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)






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Item 4. Changes in Registrant's Certifying Accountant

(a) Previous Principal Independent Accountants and Auditors.

     (i) On October 16, 2003, the Board of Directors of Registrant approved a resolution authorizing the dismissal of KPMG LLP ("KPMG") effective as of the close of business on that date. The decision of the Board of Directors was based on the recommendation of the Audit Committee of the Board of Directors. KPMG had been engaged as the Registrant's principal accountants since 1980.

     (ii) The audit reports of KPMG on the Registrant's consolidated financial statements as of and for the years ended November 30, 2002 and 2001 did not contain any adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for a modification of accounting principles as their report included a reference to a footnote which discusses that effective December 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards (Statement) No. 141, " Business Combinations" and Statement No. 142, "Goodwill and Other Intangible Assets" and a reference to a footnote which discusses that the consolidated balance sheet as of November 30, 2001 and the related consolidated statements of operations, stockholders' equity and comprehensive income (loss) and cash flows for the years ended November 30, 2000 and 2001 were restated.

     (iii) In connection with the audits of the two fiscal years ended November 30, 2002 and 2001, and the subsequent interim periods preceding the date of determination of termination of the engagement of KPMG, the Registrant was not in disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with their reports.

     (iv) In connection with the audits of the two fiscal years ended November 30, 2002 and 2001, and the subsequent interim periods preceding the date of determination of termination of the engagement of KPMG, there were no "reportable events" except that KPMG reported to the Registrant's Audit Committee that KPMG considered two matters involving internal controls and their operation to be material weaknesses. Specifically, in connection with its audit of the consolidated financial statements of Registrant and its subsidiaries for the fiscal year ended November 30, 2002, KPMG reported that a material weakness existed related to the technical competence of the Registrant's accounting personnel and recommended significantly enhancing the accounting staff. The
Registrant is addressing this concern and is in the process of enhancing its accounting staff. Additionally, KPMG reported that it considered a deficiency in internal controls over sales incentives arrangements with its customers to be a material weakness. Included in KPMG's recommendations in this area was a standardized approach to the documentation of sales incentive arrangements, both internally and externally. A similar issue, relative to the Registrant's Wireless segment, was also reported to the Audit Committee of Registrant by KPMG in March 2002. The Registrant began implementing KPMG's recommendations for its Wireless and Electronics segments in November 2002 and May 2003, respectively.

     (v) The required letter from KPMG, LLP, addressed to the Securities and Exchange Commission, with respect to the above statements made by the Registrant is attached hereto as Exhibit 16 and incorporated herein by reference.

(b) New Principal Independent Accountants and Auditors.

     On October 16, 2003, the Audit Committee of the Board of Directors of Registrant engaged Grant Thornton LLP as the Registrant's certifying accountants for the fiscal year ending November 30, 2003. The Registrant has not consulted with Grant Thornton LLP during its two most recent fiscal years nor during any subsequent interim period prior to its appointment as auditor for the fiscal year 2003 audit regarding the application of accounting principles to



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a specified  transaction,  either  completed or  proposed,  or the type of audit
opinion  that  might  be  rendered  on   Registrant's   consolidated   financial
statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    Exhibit

      16       Letter from KPMG LLP to the Securities and Exchange Commission, dated October 23, 2003



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUDIOVOX CORPORATION



Dated:  October 23, 2003                    By: /s/ Charles M.  Stoehr
                                               ---------------------------------
                                                    Charles M.  Stoehr
                                                    Senior Vice President and
                                                        Chief Financial Officer



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